UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2024

Commission File Number 000-55089

AUTO PARTS 4LESS GROUP, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	90-1494749
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

106 W. Mayflower, North Las Vegas, NV 89030

(Address of principal executive offices)

(702) 267-6100

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 6, 2024, Auto Parts 4Less Group, Inc., a Nevada corporation (the “Company”), issued a promissory note (the “Note”) to Cavalry Fund I, LP, a Delaware limited partnership (“Investor”) for $35,200.08 of cash. The Note, dated February 6, 2024, is in the principal amount of $39,111.00, representing an original issue discount (OID) of $3,911.12. The Note matures October 31, 2024. The Note is convertible into shares of the Company’s common stock beginning on the date that is 180 days from the date of the Note, from time to time following an Event of Default, and ending on the date of payment of the Default Amount, at a conversion price of $.01 per share; provided, however, that Investor may not convert the Note to the extent that such conversion would result in Investor’s beneficial ownership of the Company’s common stock being in excess of 4.99% of the Company’s then-issued and outstanding common stock.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.1, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

The issuance of the Note to Investor was made without registration under the Securities Act of 1933, as amended (the “Act”), or the securities laws of the applicable state, in reliance on the exemptions provided by Section 4(a)(2) of the Act and Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state law, based on the offering of such securities to only one persons, the lack of any general solicitation or advertising in connection with such issuance, that the issuee is an accredited investor (as that term is defined in Rule 501(a) of Regulation D), and that the issuee is acquiring the securities for its own account and without a view to distribute them.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
10.1*	Promissory Note dated as of February 6, 2024, $39,111.00 principal amount, in favor of Cavalry Fund I, LP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

_______

*  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Auto Parts 4Less Group, Inc.

Date: February 29, 2024	By:	/s/ Christopher Davenport
Christopher Davenport, Chief Executive Officer